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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): June 17, 1999

                      National Auto Finance Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-22067                             65-0688619
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         (Commission File Number)                (I.R.S. Employer
                                                 Identification No.)

    10302 Deerwood Park Boulevard, Suite 100
             Jacksonville, Florida                               32256
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (904) 996-2500
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated June 17, 1999, announcing, among other things, that the Company's 1999 Annual Meeting of Stockholders will be held on Tuesday, September 14, 1999 at 10:00 a.m. Eastern Daylight Time at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, 10153, in conference room 25-K. Proxy materials will be delivered to stockholders of record as of August 2, 1999. Any stockholder of the Registrant wishing to include proposals in the proxy materials for such meeting must meet the requirements of the rules of the Securities and Exchange Commission relating to proposals of security holders. Such proposals must be received by Stephen R. Veth, Vice President, Secretary and General Counsel of the Registrant in writing at the principal executive offices of the Registrant located at National Auto Finance Company, Inc. 10302 Deerwood Park Boulevard, Suite 100, Jacksonville Florida 32256 on or prior to July 15, 1999.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Exhibits.

          (99) Press Release, dated June 17, 1999


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  June 17, 1999.
                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By: /s/ Stephen R. Veth
                                   Name:  Stephen R. Veth
                                   Title:  Vice President, Secretary and
                                             General Counsel





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                      NATIONAL AUTO FINANCE COMPANY, INC.

                                   FORM 8-K

                                CURRENT REPORT

                                 Exhibit Index

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Exhibit No.                     Description                                Page
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  (99)                          Press Release,
                                dated June 17, 1999
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